UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2020

Rocky Mountain Chocolate Factory, Inc.

(Exact name of registrant as specified in is charter)

Delaware	001-36865	47-1535633
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

265 Turner Drive

Durango, Colorado 81303

(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code: (970) 259-0554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 Par Value per Share	RMCF	Nasdaq Global Market
Preferred Stock Purchase Rights	RMCF	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 17, 2020, Rocky Mountain Chocolate Factory, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders approved an amendment and restatement of the Rocky Mountain Chocolate Factory, Inc. 2007 Equity Incentive Plan (as Amended and Restated) (the “2007 Plan”). The 2007 Plan was amended to (1) increase the number of authorized shares under the 2007 Plan by 300,000 shares and (2) to extend the term of the 2007 Plan to September 17, 2030. The 2007 Plan became effective immediately upon stockholder approval at the Annual Meeting.

A summary of the material terms of the 2007 Plan are set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on August 13, 2020 (the “Proxy Statement”). The summaries of the 2007 Plan set forth above and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2007 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 17, 2020, the Company held its Annual Meeting as a virtual meeting online via live audio webcast. At the Annual Meeting, the Company’s stockholders voted on, and approved, the following proposals:

Proposal 1 — Election of directors to serve until the 2021 annual meeting of stockholders and until their respective successors are elected and qualified.

	Votes For	Votes Withheld	Broker Non-Votes
Bryan J. Merryman	1,944,830	1,176,780	1,871,968
Franklin E. Crail	1,623,199	1,498,411	1,871,968
Scott G. Capdevielle	2,002,723	1,118,887	1,871,968
Brett P. Seabert	2,001,694	1,119,916	1,871,968
Andrew T. Berger	2,397,173	724,437	1,871,968
Mary K. Thompson	2,477,738	643,872	1,871,968
Tariq Farid	2,313,554	808,056	1,871,968

Proposal 2 — Ratification of the appointment of Plante & Moran PLLC as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2021.

Votes For	Votes Against	Abstentions
4,787,294	134,888	71,396

Proposal 3 — Advisory vote to approve the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,447,590	1,421,629	252,391	1,871,968

Proposal 4 — Approval of the amendment and restatement of the Rocky Mountain Chocolate Factory, Inc. 2007 Equity Incentive Plan (as Amended and Restated).

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,625,648	250,971	244,991	1,871,968

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Rocky Mountain Chocolate Factory, Inc. 2007 Equity Incentive Plan (as Amended and Restated).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

Date: September 18, 2020	By:	/s/ Bryan J. Merryman
Bryan J. Merryman
Chief Executive Officer, Chief Financial Officer, and Chairman of the Board of Directors